UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2018

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” or “the Company” refer to Hospitality Properties Trust.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2018, our Board of Trustees, pursuant to a recommendation of our Nominating and Governance Committee, elected John G. Murray as the Managing Trustee in Class I of our Board of Trustees effective immediately. Mr. Murray was elected to fill the vacancy caused by the death of Barry M. Portnoy and to serve the remainder of the full term of the Class I Trustees, the Class of Trustees which will stand for election at our 2020 annual meeting of shareholders.

Mr. Murray, age 57, is and has been our President and Chief Operating Officer since 1996. Mr. Murray is and has been an Executive Vice President of our manager, The RMR Group LLC, or RMR LLC, since 2001, and prior to that served as a senior vice president of RMR LLC from 1993 to 2001. Mr. Murray was on the Board of Directors of the American Hotel & Lodging Association from 2014 to 2017, representing the owners’ segment of the association. Prior to joining RMR LLC, Mr. Murray was employed at Fidelity Brokerage Services Inc. and at Ernst & Young LLP.

Our Board of Trustees is comprised of two Managing Trustees and three Independent Trustees. Mr. Murray qualifies as a Managing Trustee in accordance with our Amended and Restated Bylaws, or our Bylaws. Mr. Murray has advised us that he has no arrangement or understanding with any other person pursuant to which he was appointed as our Managing Trustee. Mr. Murray is not expected to be appointed to any committees of our Board of Trustees.

In accordance with our publicly disclosed Trustee compensation arrangements, Mr. Murray will not be entitled to any cash compensation for his service as a Managing Trustee, but he will be entitled to receive awards of our common shares from time to time pursuant to our equity compensation plan at the discretion of our Compensation Committee. On April 12, 2018, consistent with our Trustee compensation arrangements, we awarded Mr. Murray 3,000 of our common shares. We previously filed a summary of our currently effective Trustee compensation as Exhibit 10.1 to our Current Report on Form 8-K dated June 15, 2017, which summary is incorporated by reference herein.

We have relationships and historical and continuing transactions with RMR LLC, The RMR Group Inc., or RMR Inc., and others related to them. For example: we have no employees and the personnel and various services we require to operate our business are provided to us by RMR LLC pursuant to our management agreements with RMR LLC; RMR Inc. is the managing member of RMR LLC; Adam D. Portnoy, our other Managing Trustee, is the sole trustee of ABP Trust, which is the controlling shareholder of RMR Inc.; and we own shares of class A common stock of RMR Inc. Mr. Adam Portnoy is an officer of RMR LLC and a managing director, president and chief executive officer of RMR Inc. We also have relationships and historical and continuing transactions with other companies to which RMR LLC or its subsidiaries provide management services and which may have trustees, directors and officers who are also trustees, directors or officers of us, RMR LLC or RMR Inc.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2017, or our Annual Report, our definitive Proxy Statement for our 2018 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 7 and 10 to our consolidated financial statements included in our Annual Report and the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers included in our Proxy Statement. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 12, 2018, our Board of Trustees adopted an amendment to our Bylaws to set the deadline for shareholders to submit nominations and proposals of other business for consideration at our 2019 annual meeting of shareholders. Pursuant to the amendment to our Bylaws, to be timely, a qualifying shareholder must submit its nomination or proposal of other business by not later than 5:00 p.m. Eastern Time on November 15, 2018 and not earlier than October 16, 2018. Prior to this amendment, the deadline for shareholders to submit nominations and proposals of other business for consideration at our 2019 annual meeting of shareholders would have been not later than 5:00 p.m. Eastern Time on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for our 2018 annual meeting of shareholders. No other changes were made to our Bylaws and all other requirements for the submission of nominations and proposals of other business for our 2019 annual meeting of shareholders continue to apply. The foregoing description of the amendment to our Bylaws is subject to and qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1                               Amendment to Amended and Restated Bylaws, adopted April 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Chief Financial Officer and Treasurer

Date: April 13, 2018